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                                                                   EXHIBIT 10(5)

                             LEASE AMENDMENT N0. 5
                             ---------------------

     THIS LEASE AMENDMENT NO. 5 (herein called "Amendment No. 5"), dated as of October 6, 1995, between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of September 12, 1994 (as amended and supplemented from time to time, the "Lease Agreement", defined terms used herein as therein defined), which provides for the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any Lease Supplements thereto; and

     WHEREAS, the Lease Agreement was modified and amended by those certain Lease Supplements No. 1 through 6, each dated as of September 12, 1994, recorded with the Lease Agreement, with the Federal Aviation Administration (the "FAA") on September 16, 1994 as Conveyance No. P98874, by that certain Lease Supplement No. 7 dated as of September 21, 1994, recorded with the FAA on October 26, 1994 as Conveyance No. 1100230, by that certain Lease Supplement No. 8 dated as of October 6, 1994, recorded with the FAA on October 31, 1994 as Conveyance No. LL08311, by that certain Amendment to Lease Agreement, Lease Supplements and Lease Supplement No. 9, dated as of November 12, 1994, recorded with the FAA on November 21, 1994 as Conveyance No. NN007458, by that certain Lease Supplement No. 10 dated November 21, 1994, recorded by the FAA on March 15, 1995 as conveyance No. YY010872, by that certain Lease Amendment No. 2 dated April 13, 1995 ("Lease Amendment No. 2"), recorded by the FAA on May 26, 1995 as Conveyance No. D06501, by that certain Lease Amendment No. 3 dated June 1, 1995 ("Lease Amendment No. 3"), recorded by the FAA on June 8, 1995 as Conveyance No. E19773, and by that certain Lease Amendment No. 4 dated August 22, 1995 ("Lease Amendment No. 4"), recorded by the FAA on ____________, 1995 as Conveyance
No. _______________; and

     WHEREAS, Lessee has failed to make certain payments of Rent due and payable on or prior to the date hereof, and Lessor has agreed to defer payment of the overdue Deferred Basic Rent as set forth herein; and

     WHEREAS, Lessor's agreement to the additional deferrals as set forth herein is conditioned upon Lessee's performance of its obligations under this Lease Amendment No. 5 and the Consulting Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement as follows:
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A.   AMENDMENT TO THE LEASE AGREEMENT.
     --------------------------------

     1. The following definitions set forth in Section 1 of the Lease Agreement shall be amended in their entirety as follows:

         "'Additional Deferred Basic Rent Payment Dates' means November 22,
           --------------------------------------------
1995 and December 1, 8, 19 and 22, 1995."

         "'Deferred Basic Rent Payment Dates' means March 31, 1995, April 7,
           ---------------------------------
14 and 21, 1995, May 1, 1995 and November 20, 1995."

     2. The first sentence of Subsection 3(b) of the Lease Agreement shall be amended in its entirety to read as follows:

     "Lessee hereby agrees to pay Lessor (i) Basic Rent (except Deferred Basic
Rent) for each Aircraft throughout the Term in the amounts set forth in Schedule I on the day prior to each applicable Basic Rent Payment Date commencing on the day prior to the applicable Delivery Date, and (ii) Deferred Basic Rent for all the Aircraft throughout the applicable Terms in the amounts set forth in
Schedule I on the Deferred Basic Rent Payment Dates; provided, however, that
                                                     --------  -------
if on or before November 20, 1995, Lessee has paid to Lessor at least $8,822,753.42 of the Deferred Basic Rent Payment due and payable on November 20, 1995, then Lessee shall pay to Lessor the remainder of the Deferred Basic Rent for all the Aircraft in the amounts set forth in Schedule I on the Additional Deferred Basic Rent Payment Dates."

     3. Section 13A(n) of the Lease Agreement shall be amended by changing the reference to "In-Service Aircraft" to read "In-Use Aircraft."

     4. The first paragraph of Section 14A of the Lease Agreement shall be amended in its entirety to read as follows:

     "Upon the occurrence of any Lessee Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee and Lessor may concurrently therewith or at any time thereafter, as part of the same or a separate written notice, declare this Lease to be terminated, and immediately proceed to do any one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect; provided that upon the
                                                          --------
occurrence of any Lessee Event of Default described in Section 13A(i) or (j) above, this Lease Agreement shall automatically be in default, and Lessor may elect to do any of the following, without prior notice to Lessee:"

      5. Section 17(b) of the Lease Agreement shall be amended by deleting the following words from the eighth through tenth lines thereof:

      "...confirmed by (i) telephone contemporaneously to the person entitled to

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receive such notice (or to such person's secretary) and (ii)..."

      6. Section 17(m)(iii) shall be amended by adding the following to the end thereof:

      "In the event that an order is issued giving Lessor possession of any In-Use Aircraft, Lessee hereby waives any right it may have to return of possession of such aircraft, and covenants that it will not seek any order permitting it to retain or repossess such Aircraft, by posting a bond or otherwise. In the event that any court declines to issue an order permitting Lessor to repossess any In-Use Aircraft unless Lessor posts or issues a bond, or Lessor elects not to request that the requirement for such a bond be waive, Lessee hereby agrees that (if Lessor so elects) the amount of such bond shall not be required to exceed one year's Basic Rent for such Aircraft."

      6. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

B.    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 5.
      --------------------------------------------------------------

      This Amendment No. 5 shall become effective upon the fulfillment of the following conditions precedent:

      1. On the effective date of this Amendment No. 5 (the "Supplement Effective Date"), the representations and warranties of Lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

      2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma city, Oklahoma.

      3. The receipt by Lessor from Lessee not later than two (2) days prior to the Supplement Effective Date of the following, dated as of such Supplement Effective Date, all of which shall be satisfactory in form and substance to
Lessor:

      (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

      (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Amendment No. 5 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

      (c) a closing certificate and an incumbency certificate of a duly authorized officers of Lessee setting out the names and signatures of the person or persons

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authorized to sign the Lease Agreement;

      (d) receipt by Lessor of the installments of Basic Rent pursuant to
Section 3 of the Lease Agreement, as amended hereby, and Supplement Rent pursuant to Exhibit F to this Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

      4. The Final Order confirming the Plan shall be and remain in full force and effect.

      5. The Long-Term Agreements and the Letter of Credit shall be in full force and effect.

      6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements.

C.    MISCELLANEOUS.
      --------------

      1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect. Nothing contained in this Lease Amendment No. 5 shall be deemed a waiver by Lessor of any amounts due and owing under the Lease or of any rights of Lessor existing on the date hereof under the Lease; provided, however, that the amount of Deferred Basic Rent represents the unpaid Rent due and owing on the date hereof (the "Unpaid Rent"), and Lessor's sole remedy for the Unpaid Rent shall be the payment of Deferred Basic Rent. Lessor hereby waives any Event of default under the Lease Agreement arising solely from Lessee's failure to pay the Unpaid Rent; further provided that Lessee's failure to pay the Deferred Basic Rent shall constitute an Event of Default under the Lease Agreement and entitle Lessor to enforce all rights and remedies under Section 14A of the Lease.

      2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent (including Deferred Basic Rent) and Supplemental Rent for the Aircraft throughout the Term in accordance with Section 3 of the Lease Agreement.

      3. This Amendment No. 5 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

      4. This Amendment No. 5 may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Amendment No. 5 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 5 may be created through the transfer or possession of any

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counterpart other than the counterpart marked as the "Original."

                            SIGNATURE PAGE FOLLOWS

                                       5
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     IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment No. 5 to be duly executed and delivered as of the date and year first above written.

                                    AMERICAN AIRLINES, INC.

                                    By: /s/ JEFFERY M. JACKSON
                                       ---------------------------------------
                                        Jeffery M. Jackson
                                        Vice President- Corporate
                                         Development and Treasurer


                                    HAWAIIAN AIRLINES, INC.

                                    By:  /s/ BRUCE R. NOBLES
                                       ---------------------------------------
                                         Bruce R. Nobles
                                         President and Chief Executive
                                          Officer


                                    By:  /s/ RAE A. CAPPS
                                       ---------------------------------------
                                         Rae A. Capps
                                         Vice President, General Counsel
                                          and Corporate Secretary

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                                  SCHEDULE I

     This Schedule I has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.


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